--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                                    TIMKEN
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    TIMKEN
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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--------------------------------------------------------------------------------

                                                        TIMKEN




--------------------------------------------------------------------------------

                                                                       Notice of
                                                                            1996
                                                  Annual Meeting of Shareholders
                                                                             and
                                                                 Proxy Statement


--------------------------------------------------------------------------------








THE TIMKEN COMPANY
Canton, Ohio, U.S.A.



                                TABLE OF CONTENTS


                                                                                                      PAGE

Chairman's Letter....................................................................................  1

Notice of Annual Meeting.............................................................................  3

Proxy Statement......................................................................................  4

       Election of Directors.........................................................................  4

       Election of Class II Directors (Item No. 1)...................................................  4

       Information Concerning Nominees and Continuing Directors......................................  5

       Beneficial Stock Ownership....................................................................  8

       Executive Compensation........................................................................  10

 Approval of The Timken Company Long-Term Incentive Plan,
       as Amended and Restated (Item No. 2) .........................................................  20

 Adoption of an Amendment to the Amended Articles of Incorporation
       to Increase the Number of Authorized Shares (Item No. 3) .....................................  29

       Auditors......................................................................................  30

       General.......................................................................................  30

Appendix A...........................................................................................  31

Appendix B...........................................................................................  47


                                                      TIMKEN
--------------------------------------------------------------------------------
W.R. Timken, Jr.
Chairman - Board of Directors            WORLDWIDE LEADER IN BEARINGS AND STEEL





March 6, 1996





Dear Shareholder:

The 1996 Annual Meeting of The Timken Company will be held on Tuesday, April 16, 1996, at ten o'clock in the morning at the Corporate Office of the Company in Canton, Ohio.

This year, you are being asked to act upon three matters recommended by your Board of Directors. Details of these matters are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend.

I appreciate the strong support of our shareholders over the years and look forward to a similar vote of support at the 1996 Annual Meeting.

Sincerely,




By:/s/W. R. Timken,Jr.
  --------------------
   W. R. Timken, Jr.












                         1835 Dueber Avenue, S.W.
THE TIMKEN COMPANY       Canton, OH 44706-0927 U.S.A.   Telephone (216)438-3000

                               THE TIMKEN COMPANY
                                  CANTON, OHIO
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  ------------------------------------------

The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

     1. To elect four Directors to serve in Class II for a term of three years.

     2. To approve The Timken Company Long Term Incentive Plan, as amended and restated.

     3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

     4. To transact such other business as may properly come before the meeting.

Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self addressed envelope is enclosed requiring no postage if mailed in the United States.

                                 LARRY R. BROWN
                                 Vice President and General Counsel


March 6, 1996

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY
                              --------------------

                                 PROXY STATEMENT

   The enclosed proxy is solicited by the Board of Directors in connection with the Annual Meeting of Shareholders to be held April 16, 1996, for the purpose of considering and acting upon the matters specified in the foregoing Notice.

   Financial and other reports will be submitted to the meeting, but it is not intended that any action will be taken on these reports. The Board of Directors is not aware that matters other than those specified in the foregoing Notice will be brought before the meeting for action. However, if any such matters should be brought before the meeting, the persons appointed as proxies may vote or act upon such matters according to their judgment.

                 MAILING ADDRESS; MAILING AND NOTIFICATION DATES

   The mailing address of the corporate offices of the Company is 1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798. The approximate date on which this Proxy Statement and form of proxy will be first sent or given to shareholders is March 8, 1996. In the event that proxy soliciting material for the 1997 Annual Meeting is sent to shareholders on approximately the same date in 1997, the Company must be notified no later than November 8, 1996, of any shareholder proposals to be presented at the 1997 Annual Meeting, if such proposals are to be set forth in the 1997 proxy soliciting material.

                              ELECTION OF DIRECTORS
                              ---------------------

        The Company presently has twelve Directors who, pursuant to the Amended Regulations of the Company, are divided into three classes with four Directors in each Class. At the Board of Directors' meeting held on June 4, 1996, the Board passed a resolution increasing the number of Directors from eleven to twelve effective as of that meeting date. The increase of one Director was apportioned to Class I. Pursuant to the Amended Regulations of the Company, Martin D. Walker then was elected by the Directors then in office to serve as a Director in Class I, with his term to expire at the 1998 Annual Meeting. At the 1996 Annual Meeting, four Directors will be elected to serve in Class II for a three year term to expire at the 1999 Annual Meeting. Under Ohio law and the Company's Amended Regulations, candidates for Directors receiving the greatest number of votes shall be elected.

   If any nominee becomes unable, for any reason, to serve as a Director, or should a vacancy occur before the election (which events are not anticipated), the Directors then in office may substitute another person as a nominee or may reduce the number of nominees to such extent as they shall deem advisable.

                                   ITEM NO. 1
                                   ----------
                         ELECTION OF CLASS II DIRECTORS

   The Board of Directors, by resolution at its February 2, 1996 meeting, nominated the four individuals set forth below to be elected Directors in Class II at the 1996 Annual Meeting to serve for a term of three years expiring at the Annual Meeting in 1999 (or until their respective successors are elected and qualified). All of the nominees, except for Mr. Precourt and Dr. LaForce have been previously elected as a Director by the shareholders. Dr. LaForce was elected by the Directors then in office in February,1994 to fill the vacancy created by Richard A. Gulling's resignation from the Board at that time. Each of the nominees listed below has consented to serve as a Director if elected.

   Unless otherwise indicated on any proxy, the persons named as proxies on the enclosed proxy form intend to vote the shares the form represents for the election of the nominees named below.
                                      -4-

   The following table, based in part on information received from the respective nominees and in part from the records of the Company, sets forth information regarding each nominee as of January 25, 1996.

                                        AGE; PRINCIPAL POSITION OR OFFICE;                     DIRECTOR
                                      BUSINESS EXPERIENCE FOR LAST 5 YEARS;                 CONTINUOUSLY
NAME OF NOMINEE                    DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                     SINCE
---------------                    ----------------------------------------                     -----

J. Clayburn La Force, Jr.      67, Dean Emeritus and Professor Emeritus,                          1994
                               The John E. Anderson Graduate
                               School of Management, University
                               of California, Los Angeles.
                               Previous positions: Acting Dean,
                               Hong Kong University of Science
                               and Technology;
                               Dean, John E. Anderson Graduate School
                               of Management.
                               Director of: Eli Lilly and Company;
                               Rockwell International Corporation;
                               Jacobs Engineering Group, Inc.;
                               The BlackRock Funds; Imperial Credit
                               Industries, Inc.; Payden & Rygel
                               Investment Trust; Provident Investment
                               Counsel Mutual Funds.

Robert W. Mahoney              59, Chairman of the Board, President and                         1992
                               Chief Executive Officer of Diebold,
                               Incorporated, a company specializing in the
                               automation of self-service transactions,
                               security products, software and service for
                               its products.
                               Previous position: President and Chief
                               Executive Officer of Diebold, Incorporated.
                               Director of: Diebold, Incorporated; Sherwin-
                               Williams Co.

Jay A. Precourt                58, Vice Chairman and Chief                                      -----
                               Executive Officer of Tejas Gas
                               Corporation, intrastate gatherer,
                               transporter and marketer of natural gas.
                               Director of:  Tejas Gas Corporation;
                               Dresser Industries, Inc.; Founders Funds, Inc.

Joseph F. Toot, Jr.            60, President and Chief Executive Officer.                       1968
                               Previous position: President.
                               Director of: Rockwell International
                               Corporation.



                              CONTINUING DIRECTORS

   The remaining eight Directors, named below, will continue to serve in their respective classes until their term expires. The following table, based in part on information received from the respective Directors and in part from the records of the Company, sets forth information regarding each continuing Director as of January 25, 1996.

                                   AGE; PRINCIPAL POSITION OR OFFICE;                                      DIRECTOR
                                 BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                     TERM       CONTINUOUSLY
NAME OF DIRECTOR                DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                     EXPIRES         SINCE
----------------                ----------------------------------------                     -------         -----

Robert Anderson              75, Chairman Emeritus and Former Chairman                     April, 1998       1988
                             of the Board and Chief Executive Officer of
                             Rockwell     International      Corporation,      a
                             multi-industry company applying advanced technology
                             to a wide  range  of  products  in  its  aerospace,
                             electronics,  automotive,  and graphics businesses.
                             Director of: Optical Data Systems, Inc.


Stanley C. Gault             70, Chairman of the Board of The Goodyear                     April, 1997       1988
                             Tire and Rubber Company, manufacturer and
                             distributor of tires, chemicals,  polymers, plastic
                             film and other rubber products. Previous positions:
                             Chairman of the Board and Chief  Executive  Officer
                             of The Goodyear Tire and Rubber  Company;  Chairman
                             of  the  Board  and  Chief  Executive   Officer  of
                             Rubbermaid    Incorporated,     manufacturer    and
                             distributor  of rubber  and  plastic  products  for
                             consumer and  institutional  markets.  Director of:
                             Avon Products,  Inc.;  International Paper Company;
                             PPG Industries, Inc.; Rubbermaid Incorporated;  The
                             Goodyear Tire and Rubber Company.

John M. Timken, Jr.          44, Private Investor.                                         April, 1997       1986

Ward J. Timken               53, Vice President.                                           April, 1998       1971
                             Previous position:  Director  - Human
                             Resource Development.

W. R. Timken, Jr.            57, Chairman - Board of Directors.                            April, 1997       1965
                             Director of:  Diebold, Incorporated;
                             The Louisiana Land & Exploration
                             Company; Trinova Corporation.






                                   AGE; PRINCIPAL POSITION OR OFFICE;                                      DIRECTOR
                                 BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                  TERM         CONTINUOUSLY
NAME OF DIRECTOR                DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                 EXPIRES            SINCE
----------------                ----------------------------------------                 -------            -----

Martin D. Walker             63, Chairman and Chief Executive                            April, 1998         1995
                             Officer of M. A. Hanna Company,
                             an international specialty chemicals
                             company, whose primary businesses
                             are plastics and rubber compounding,
                             color and additive concentrates and
                             distribution of plastic resins and
                             engineered shapes.
                             Director of:  M. A. Hanna Company;
                             Comerica Inc.; The Reynolds and
                             Reynolds Company; Textron Inc.

Charles H. West              61, Executive Vice President and                            April, 1998         1984
                             President - Steel.
                             Previous position:  Executive Vice
                             President - Steel.

Alton W. Whitehouse          68, Retired Chairman and Chief                              April, 1997         1986
                             Executive Officer of The Standard
                             Oil Company, principally producer
                             of domestic oil and natural gas.
                             Director of:  Cleveland Cliffs, Inc.



     W. R.  Timken,  Jr. and Ward J. Timken are brothers and are cousins of John
M. Timken, Jr. The Board of Directors has an Audit Committee and a Compensation Committee; it does not have a Nominating Committee since the Board as a whole performs that function. Messrs. Robert W. Mahoney (Chairman), J. Clayburn La Force, Jr., John M. Timken, Jr. and Martin D. Walker are the members of the Audit Committee, which generally monitors the audit of the Company's financial statements conducted by the auditors of the Company. Messrs. Robert Anderson, Stanley C. Gault and Alton W. Whitehouse (Chairman) are the members of the Compensation Committee, which establishes compensation for the Company's Officers and determines incentive and performance awards. During 1995, there were seven meetings of the Board of Directors, three meetings of its Audit Committee and four meetings of its Compensation Committee. All nominees for Director and all continuing Directors attended 75 percent or more of the meetings of the Board and its Committees which they were eligible to attend except Martin D. Walker who was absent from one Committee meeting and one Board meeting since his election in June due to a commitment made known to the Company before his election to the Board.

   Each Director who served in 1995, who is not currently an employee of the Company, was paid at the annual rate of $25,000 for services as a Director. Each Director serving at the time of the Annual Meeting of Shareholders on April 18, 1995, who is not currently an employee of the Company, received a grant of 200 shares of Common Stock under The Timken Company Long Term Incentive Plan following the meeting, and such Directors will continue to receive annual grants of 200 shares of Common Stock under the Plan following the Annual Meeting of Shareholders each year for so long as they continue to serve as nonemployee Directors. Upon election to the Board, a new nonemployee Director receives a grant of 1,000 restricted shares under The Timken Company Long Term Incentive Plan. Members of the Audit Committee and the Compensation Committee received additional compensation at the rate of $10,000 per year for the Committee Chairmen and $5,000 per year for each regular Committee member. Any Director may elect to defer the receipt of all or a certain specified portion of these fees based upon an Optional Deferment of Directors' Fees Plan. Under this Plan, amounts deferred by a Director earn interest and are payable to the Director in a lump sum on the date previously elected by him or in installment payments beginning when the Director ceases to be a Director. Directors who are employees of the Company receive no separate fees as Directors of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows, as of January 25, 1996, the beneficial ownership of Common Stock of the Company by each continuing Director and nominee for election as a Director, by the Chief Executive Officer (who is also a Director) and the four other most highly compensated Executive Officers during 1995 (two of whom are also Directors), and by all continuing Directors, nominees for Director and Officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and is based on the sole or shared power to vote or direct the voting or to dispose or direct the disposition of Common Stock. Beneficial ownership as determined in this manner does not necessarily bear on the economic incidents of ownership of Common Stock.




                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK
                                               -----------------------------------------------------------

                                      SOLE VOTING
                                          OR                SHARED VOTING
                                      INVESTMENT            OR INVESTMENT              AGGREGATE            PERCENT OF
              NAME                       POWER                  POWER                   AMOUNT                CLASS
   ----------------------------    ------------------    --------------------     --------------------     -------------

   Robert Anderson                       1,600                  1,000                    2,600                   *


   Stanley C. Gault                      8,600                   ----                    8,600                   *


   Donald L. Hart                       46,235(1)                ----                   46,235(1)                *


   J. Clayburn La Force, Jr.             1,468                   ----                    1,468                   *



   Robert L. Leibensperger              51,907(1)                ----                   51,907(1)                *



   Robert W. Mahoney                     1,738                   ----                    1,738                   *


   Jay A. Precourt                       1,000                   ----                    1,000                   *


   John M. Timken, Jr.                 164,236                149,914(2)               314,150(2)              1.0


   Ward J. Timken                      176,521              3,393,201(2)             3,569,722(2)             11.4



   W. R. Timken, Jr.                   112,890              3,891,227(2)             4,004,117(2)             12.8



   Joseph F. Toot, Jr.                 192,046(1)                100                   192,146(1)                *



   Martin D. Walker                      2,014                   ----                    2,014                   *


   Charles H. West                     100,798(1)                309                   101,107(1)                *



   Alton W. Whitehouse                   4,600                   ----                    4,600                   *



   All Directors, Nominees           1,028,903(1)             3,937,883              4,966,786(1)             15.6
   for Director and Officers
   as a Group(3)

         *Percent of class is less than 1%.


         (1) Includes shares which the individual or group named in the table has the right to acquire, on or before March 25, 1996, through the exercise of stock options pursuant to the 1985 Incentive Plan and the Long Term Incentive Plan, as follows: Donald L. Hart - 29,225; Robert L. Leibensperger - 38,873;
                Joseph F. Toot, Jr. - 161,475; Charles H. West - 68,400; all Directors, Nominees and Officers as a Group - 400,466. Such shares have been treated as outstanding for the purpose of calculating the percentage of the class beneficially owned by such individual or group, but not for the purpose of calculating the percentage of the class owned by any other person.

         (2) Includes shares for which another individual named in the table is also deemed to be the beneficial owner, as follows: John M. Timken, Jr. - 122,406; Ward J. Timken - 3,375,590; W. R. Timken, Jr. - 3,497,996.

         (3) The number of shares beneficially owned by all Directors, nominees for Directors and Officers as a group has been calculated to eliminate duplication of beneficial ownership.


     Members of the Timken family,  including Messrs.  John M. Timken, Jr., Ward
J. Timken and W. R. Timken, Jr., have in the aggregate sole or shared voting power with respect to at least an aggregate of 5,788,639 shares 18.4% of Common Stock. The members of the Timken family identified in the table are not deemed to be the beneficial owners of all such shares. The Timken Foundation of Canton, 236 Third Street, S.W., Canton, Ohio 44702, holds 2,623,972 of these shares, representing 8.4% of the outstanding Common
Stock. Messrs. Ward J. Timken, W. R. Timken, Jr. and Don D. Dickes are trustees of the Foundation and share the voting and investment power.


        During 1995, one Form 4 for W. R. Timken, Jr. was inadvertently filed late. It concerned four transactions made by trusts for which he is a trusteee.


        During 1995, one Form 4 for Ward J. Timken was inadvertently filed late. It concerned three transactions made by trusts for which he is a trustee.


        Participants in the Company's Savings and Investment Pension Plan have voting power over an aggregate of 2,842,685 shares (9.1%) of Common Stock of the Company.


        A filing with the Securities and Exchange Commission dated February 9, 1996, by Brinson Partners, Inc., 209 South LaSalle, Chicago, Illinois 60604, indicates that this entity and its affiliated companies have or share voting or investment power over 1,727,500 shares (5.5%) of the Company's outstanding Common Stock.


        A filing with the Securities and Exchange Commission dated February 14, 1996, by FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, indicates that this entity and its affiliated companies have or share voting or investment power over 3,891,985 shares (12.4%) of the Company's outstanding Common Stock. Included in these shares are the holdings of Fidelity Blue Chip Growth Fund, 82 Devonshire Street, Boston, Massachusetts 02109, of 1,596,571 shares (5.1%) of the Company's outstanding Common Stock.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                           --------------------------

The following table sets forth information concerning 1993, 1994 and 1995 compensation for the Company's Chief Executive Officer and the four other most highly compensated Executive Officers who were Executive Officers during 1995.





                                                    ANNUAL                          LONG TERM
                                                 COMPENSATION                     COMPENSATION
                                          ----------------------------
                                                                       ------------------------------------
                                                                                     AWARDS
                                                                       ------------------------------------
                                                                             (A)                               (B)
                                                                          RESTRICTED        SECURITIES      ALL OTHER
NAME AND                                                                    STOCK           UNDERLYING         COMP
PRINCIPAL POSITION                YEAR        SALARY         BONUS         AWARD(S)           OPTIONS          ($)
                                               ($)            ($)            ($)                (#)

----------------------------------------------------------------------------------------------------------------------
Joseph F. Toot, Jr.               1995       626,826       421,000         254,856             28,000          45,670
   President and                  1994       596,223       366,000         196,000             25,000          27,082
   Chief Executive Officer        1993       536,625          0               0                20,000          44,236
----------------------------------------------------------------------------------------------------------------------
W. R. Timken, Jr.                 1995       560,577       376,000          71,197             28,000          40,829
   Chairman - Board of            1994       534,200       327,000          56,550             25,000          24,265
   Directors                      1993       480,625          0                0               20,000          41,706
----------------------------------------------------------------------------------------------------------------------
Charles H. West                   1995       377,115       220,000         108,028             10,000          26,087
   Executive Vice President       1994       362,843       190,000          88,300             12,000          16,483
   and President - Steel          1993       317,019          0               0                10,000          34,317
----------------------------------------------------------------------------------------------------------------------
Robert L. Leibensperger (C)       1995       344,936       204,000          68,523             12,000          21,387
   Executive Vice President       1994       244,630       120,000          56,300              6,400          11,117
   and President - Bearings       1993       218,072          0               0                 5,700           9,847
----------------------------------------------------------------------------------------------------------------------
Donald L. Hart (D)                1995       275,192       154,000          51,352              7,000          18,639
   Vice President - Bearings -    1994       270,562       130,000          44,200              6,400          12,286
   North and South America        1993       222,335          0               0                 5,700          10,038
----------------------------------------------------------------------------------------------------------------------

(A)   The amounts shown are dividend equivalents earned as described in footnote A of the Option Grants in Last
      Fiscal Year Table.  Dividend equivalents are not traditional restricted stock but deferred shares with no voting rights or statutory dividend rights.  The deferred shares are subject to forfeiture until issued to the optionee, which occurs 4 years after grant, provided the optionee remains in  the continuous employ of the
      Company or a subsidiary.  In addition, they may vest earlier in the event of retirement, disability or death.
      The dollar value of the deferred shares earned is equal to the total amount per share of cash dividends paid on outstanding Common Shares during the calendar year 1995 multiplied by the number of Common Shares subject to outstanding options plus unvested deferred shares.  In 1995, the total cash dividend paid on outstanding Common
      Shares was $1.11 per share.  The numbers of deferred shares earned in 1995 were as follows:  Mr. Toot:  6,646 shares;  Mr. Timken:  1,856 shares; Mr. West:  2,817 shares; Mr. Leibensperger:  1,787 shares and Mr. Hart:  1,339 shares.

(B)   The amounts shown in this column have been derived as follows:
      Mr. Toot:
      1995 - $7,392 annual Company contribution to the Savings and Investment Pension Plan   (SIP Plan).
      1995 - $38,278 annual Company contribution to the Post Tax Savings and Investment Pension Plan (Post Tax SIP
      Plan).
      Mr. Timken:
      1995 - $7,392 annual Company contribution to the SIP Plan.
      1995 - $33,437 annual Company contribution to the Post Tax SIP Plan.

                                      -10-

      Mr. West:
      ---------
      1995 - $7,392 annual Company contribution to the SIP Plan.
      1995 - $18,695 annual Company contribution to the Post Tax SIP Plan. Mr. Leibensperger:
      ------------------
      1995 - $7,392 annual Company contribution to the SIP Plan.
      1995 - $13,995 annual Company contribution to the Post Tax SIP Plan. Mr. Hart:
      ---------
      1995 - $7,392 annual Company contribution to the SIP Plan.
      1995 - $11,247 annual Company contribution to the Post Tax SIP Plan.

(C) Mr. Leibensperger was elected to the position of Executive Vice President and President-Bearings on April 18, 1995.

(D) Mr. Hart retired from the Company effective January 31, 1996 after 39 years of service. For information about changes in the terms of options made in connection with Mr. Hart's retirement, refer to footnote (C) of the Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values table.


                      OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants made to the individuals named in the Summary Compensation Table during 1995 pursuant to The Timken Company Long-Term Incentive Plan approved by shareholders on April 21, 1992.


                                                                                                         GRANT DATE
                                        INDIVIDUAL GRANTS                                                   VALUE
-------------------------------------------------------------------------------------------------------------------
                                                  PERCENT
                                (A)               OF TOTAL
                             NUMBER OF            OPTIONS
                            SECURITIES           GRANTED TO        EXERCISE                                  (B)
                            UNDERLYING           EMPLOYEES          OR BASE                              GRANT DATE
                              OPTIONS            IN FISCAL           PRICE          EXPIRATION        PRESENT VALUE
         NAME                 GRANTED               YEAR           ($/SHARE)           DATE                  ($)
         ----                 -------               ----           ---------           ----                  ---
Joseph F. Toot, Jr.           28,000                9.9%           $37.375        April 18, 2005           $276,360
W. R. Timken, Jr.             28,000                9.9%           $37.375        April 18, 2005            276,360
Charles H. West               10,000                3.5%           $37.375        April 18, 2005             98,700
Robert L. Leibensperger       12,000                4.3%           $37.375        April 18, 2005            118,440
Donald L. Hart                 7,000                2.5%           $37.375        April 18, 2005             53,410

(A)  Options granted in 1995 are exercisable starting 12 months after the date granted, with 25% of the options covered thereby becoming exercisable at that time and with an additional 25% becoming exercisable on each successive anniversary date.  The options granted in 1995 provide for the crediting to the optionee of dividend equivalents in the form of Company Common Stock or cash, but only when total net income per share of the outstanding Common Stock is at least 200 percent of the total amount of cash dividends paid per share during the calendar year.  The agreements pertaining to these options also provide that such options will become exercisable in full in the event of a change in control, as defined in such agreements, of the Company.  If, following a change in control, the optionee's employment is terminated, all dividend equivalents are also vested.

     For additional information about dividend equivalents, refer to Footnote A of the Summary Compensation Table.

     For additional information about options held by Mr. Hart at the time of his retirement, refer to footnote (C) of the Aggregated Option Exercises In
     Last Fiscal Year And Fiscal Year-End Option Values table.

(B) The rules on executive compensation disclosure issued by the Securities and Exchange Commission authorize the use of variations of the Black-Scholes option pricing model in valuing executive stock options. The Company used this model to estimate grant date present value. In applying this model, basic assumptions were made concerning variables such as interest rates, stock price volatility and future dividend yield, which are difficult to predict. In addition, the initial option value was reduced to reflect vesting restrictions. This adjustment was accomplished by discounting the initial Black-Scholes option value to reflect estimates of annual executive turnover and the average vesting period. There is, of course, no assurance that the value actually realized by an executive will be at or near the estimated value, for the actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The Company does not advocate or necessarily agree that the Black-Scholes model, even when coupled with discounting for vesting restrictions, can properly determine the value of an option.

     The following assumptions were used in establishing the Black-Scholes value for Messrs. Toot, Timken, West and Leibensperger: (a) an option term of 10 years; (b) an interest rate of 7.13%, which is the interest rate for a 10-year treasury bond on April 18, 1995; (c) volatility of .2262 calculated using the quarter ending stock price for 5 years prior to the grant date; and (d) dividend yield of 3.49%, the average amount paid annually, over the 5 years prior to grant date. For Messrs. Toot, Timken, West, Leibensperger and Hart, the following assumptions were used to discount the initial Black-Scholes values for vesting restrictions: (a) discount factor of 3% per year, the estimated annual turnover for executives, and (b) an average vesting period of 2.5 years.

     The Black-Scholes assumptions were modified for Mr. Hart due to his age. Mr. Hart's options were expected to expire in 5.1 years as opposed to 10 years, and the interest rate was reduced to 6.74% from 7.13%.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


         The following table sets forth information with respect to unexercised stock option grants for the individuals named in the Summary Compensation Table under The Timken Company 1985 Incentive Plan or The Timken Company Long-Term Incentive Plan.


                                              (A)                                                        (B)
                               Shares                         Number of Securities              Value of Unexercised
                              Acquired       Value           Underlying Unexercised       ---------------------------------
                            On Exercise     Realized       Options at Fiscal Year-End           In-The-Money Options
                                                                                                 At Fiscal Year-End
                                (#)           ($)                     (#)                                ($)
                                                        ----------------------------     ---------------------------------
           Name                                          Exercisable     Unexercisable      Exercisable     Unexercisable
           ----                                          -----------     -------------      -----------     -------------

Joseph F. Toot, Jr.                 0            $ 0        161,475            62,525         $1,041,109        $218,953
W. R. Timken, Jr.              22,025        183,017              0            62,525                  0         218,953
Charles H. West                 3,500         28,219         68,400            26,400            419,200         100,000
Robert L. Leibensperger         8,177        124,757         38,873            21,250            222,987          63,450
Donald L. Hart (C)              6,200         49,212         29,225            15,775            148,165          54,621


(A) The value realized on the exercise of options is based on the difference between the exercise price and the fair market value of the Company's
     Common Stock on the date of exercise.

(B) Based on the difference between the exercise price and the closing stock price on the New York Stock Exchange at year end.

(C)  In connection with Mr. Hart's retirement effective January 31, 1996, the
     Compensation Committee at its December meeting changed the terms of his options so that they became exercisable on January 29, 1996 with respect to the 15,775 shares shown as unexercisable at fiscal year-end. In addition, these options were amended so as to remain exercisable until the earlier of
     (i) the last day of the five year period following Mr. Hart's retirement or
     (ii) the expiration of the 10-year option term.

                               PENSION PLAN TABLE

     The following table shows the estimated annual retirement benefits for Executive Officers in the earnings and years of service combinations indicated. Amounts shown in the table are developed assuming retirement at age 62 and Final Average Earnings equal to Remuneration in 1995.


                                                YEARS OF SERVICE (A) (B)
                                                ------------------------
     REMUNERATION (C)                 30                  35                  40
     ----------------                 --                  --                  --

        $    300,000                 $165,375           $192,938             $220,500
             400,000                  220,500            257,250              294,000
             500,000                  275,625            321,563              367,500
             600,000                  330,750            385,875              441,000
             700,000                  385,875            450,188              514,500
             800,000                  441,000            514,500              588,000
             900,000                  496,125            578,813              661,500
           1,000,000                  551,250            643,125              735,000
           1,100,000                  606,375            707,438              808,500
           1,200,000                  661,500            771,750              882,000
           1,300,000                  716,625            836,063              955,500


(A)  Amounts in this section of the table have been developed in accordance with the provisions of the retirement plan and individual agreements based upon a straight life annuity, not under any of the various survivor options and before adjustment for Social Security benefits (officers' benefits are subject to Social Security offsets).
     These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended.  The Board of
     Directors has authorized a supplemental retirement plan and individual agreements that direct the payment out of general funds of the Company of any benefits calculated under the provisions of the applicable retirement plan that may exceed these limits.

(B)  The credited years of service as of December 31, 1995, for the individuals listed in the Summary Compensation
     Table are 33 for Mr. Toot, 33 for Mr. Timken, 41 for Mr. West, 35 for Mr. Leibensperger and 39 for Mr. Hart.
     There is no incremental benefit level for years of service in excess of 40.

(C) Plan benefits are based upon average earnings, including any cash bonus plan awards for the highest five consecutive years of the ten years preceding retirement ("Final Average Earnings"). For the years prior to 1994, only fifty percent of any cash bonus plan award is included in the calculation of average earnings.



                     CHANGE IN CONTROL SEVERANCE AGREEMENTS

         The Company is a party to Severance Agreements with 12 of its officers and 1 officer of a subsidiary (including all of those individuals named in the Summary Compensation Table). Under these Agreements, an individual to whom certain events occur, such as a reduction in responsibilities or termination of employment, following a change in control (as defined in the Agreements), will be entitled to receive payment in an amount, grossed up for any excise taxes payable by the individual, equal to three times the individual's annual salary and average Management Performance Plan award based upon the past three years' payments plus a lump sum of amounts owing under the Company's supplemental retirement plan (assuming the individual continued to work until three years after the change in control). The individual would also receive certain benefits under the SIP Plan. The amounts payable under these Severance Agreements are secured by a trust arrangement.


                      CHANGE IN CONTROL SEVERANCE PAY PLAN

         The Company has implemented a Severance Pay Plan covering approximately ninety key associates (other than those that are party to Severance Agreements). Under the Severance Pay Plan, an individual whose employment is terminated following a change in control (as defined in the Plan) may be entitled to receive payment in an amount equal to 150% to 200% of the individual's annual base salary (depending upon length of service), grossed up for any excise taxes payable by the individual, and may also have certain benefits continued for a period of six months. The Company has created a trust arrangement to provide funds for the enforcement of the Severance Pay Plan.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors is composed of Robert Anderson, Stanley C. Gault and Alton W. Whitehouse, Chairman. No member of the Committee is a former or current officer or employee of the Company or of any of its subsidiaries.

COMPENSATION PHILOSOPHY
-----------------------

         The Company's compensation philosophy focuses on both short and long-term incentive programs that, when added to base salary, provide a total compensation package that will enable the Company to attract and retain superior quality executive officers. This approach is intended to enhance Company performance and shareholder value by tying in closely the financial interests of executive officers and senior managers with those of shareholders. Specifically, the Committee's philosophy includes these three primary ingredients:

     * Provide sufficient opportunity in total direct compensation that enables the Company to attract, retain and motivate superior quality executive management.

     * Establish base salaries for executive management based upon market data from a related group of companies.

     * Link the financial interests of executive management with those of shareholders, with short and long-term incentive plans tied to corporate, business unit and individual performance.

         The Company, with the Committee's guidance and approval, has developed a compensation program based on this philosophy for executive officers, including the Chief Executive Officer and the other named executive officers. This program has three components: base salary, performance bonus and long-term incentives. Base salaries, on average, are administered at the market median. The Company relies on its performance bonus and long-term incentive awards, tied directly to individual, business unit and corporate performance, to provide total direct compensation at the desired level. The Committee determines specific compensation actions for the Chief Executive Officer and considers and acts upon recommendations made by the Chief Executive Officer regarding compensation of other executive officers and key associates.

         In 1995, the Company conducted a review of total direct compensation paid by companies having, in general, net sales from $1-4 billion dollars and which are comparable for compensation purposes. Total direct compensation includes base salary, performance bonus and long-term incentives. The Company compared total direct compensation opportunity provided to executive officers to median total direct compensation for the selected companies as reported in the 1995 Towers Perrin and Management Compensation Services ("Project 777") executive compensation surveys. Following completion of this analysis and development of proposed base salary ranges, an independent compensation consultant reviewed the findings and met with the Committee regarding the proposed salary ranges. The Compensation Committee approved management's recommendation for revised base salary ranges for some executive officer positions.


         The Compensation Committee has addressed the impact of section 162(m) of the Internal Revenue Code by approving a policy whereby an executive officer may enter into an agreement to defer any compensation that exceeds the $1 million limit and by recommending changes to The Timken Company Long-Term Incentive Plan allowing certain grants under the plan to qualify as performance-based compensation. The policy to defer compensation was adopted in November 1994 and went into effect beginning with the year 1995. Amounts of compensation that will be deferred will be credited with interest quarterly at the prime rate in effect on the last day of the calendar quarter plus 1%. The Committee believes that this policy will benefit the Company by preserving the tax deduction for executive compensation while maintaining the ability to use appropriate discretion in determining annual levels of compensation. Messrs. Toot and Timken have signed individual agreements to defer any compensation that exceeds the $1 million limit as defined in section 162(m) of the Internal Revenue Code. No amounts have been deferred in prior years. There will be a deferral for Mr. Toot in regard to his 1995 compensation. The Committee will continue to monitor the executive compensation program as it is affected by current and future tax laws.

BASE SALARY
-----------

         Base salary ranges are developed to reflect the varying levels of responsibility of the Chief Executive Officer and other executive officers. The current salary ranges are based on external surveys and in consultation with an independent compensation consultant. Base salary ranges generally are equivalent to amounts paid to senior managers with comparable responsibilities for the companies studied. Periodically, the Committee reviews the recommendations of the Chief Executive Officer and the Vice President - Human Resources & Logistics and approves, with any modifications it deems appropriate, individual base salary amounts for executive officers based on individual performance and position in the salary range.

         The companies included in the surveys used to develop base salary ranges are not the same companies used in the peer group index appearing in the performance graph. For compensation purposes, the Company uses surveys of companies of similar size and industry because this is the employment market in which it competes. The performance graph, on the other hand, employs a peer index blending the Dow Jones Steel Index and seven bearing companies that are direct competitors of the Company's Bearing Business. Of the seven bearing companies, five are foreign companies. The reason for selecting the companies in the peer index had no relationship to compensation comparisons, where the Company seeks to look at other companies of similar size and industry that are more representative of the employment market for executive management whether or not they are in the bearing or steel business.

         Effective January 1, 1995 the salaries of executive officers were adjusted by 1.9% to offset a reduction of one week in the executive's vacation allowance.

PERFORMANCE BONUS
-----------------

         The Company's Management Performance Plan provides cash bonuses to be paid to executive officers and senior managers based principally on the achievement of specific operating performance goals established annually by the Committee and thereafter approved by the Board.

         Management recommends performance goals to the Committee based upon business plans approved by management and reviewed with the Board of Directors.

         In 1995, the Management Performance Plan provided for target bonus opportunities for executive officers that ranged from 35 to 55 percent of base salary, though amounts could vary above and below that range depending upon company and business unit performance (including financial and non-financial measures) and individual accomplishment. Bonus opportunities for the Chairman of the Board and the Chief Executive Officer were based upon the attainment of corporate goals and individual performance, with bonus opportunities for the other executive officers based on a combination of corporate, business unit and individual performance. The Company requires a minimum level of earnings to fund any bonuses.

         The Plan's primary performance measurement is Return on Invested Capital defined as Earnings Before Interest and Taxes as a percentage of Beginning Invested Capital (EBIT/BIC). This measure is closely correlated with the creation of shareholder value and is the major measure from which the bonus pool is derived. In addition, in 1995 specific goals were established for four additional key measures all aligned with the creation of shareholder and customer value. The measures were net cash flow, Accelerated Continuous Improvement implementation, improved relationship with and performance for customers, and elimination of bureaucracy that impedes the progress for satisfying customers and shareholders.

         Improvements were made in all areas during 1995. Corporate and Business unit EBIT/BIC exceeded 1994 levels. To determine individual bonus payments, accomplishments of specific EBIT/BIC targets at the corporate and business unit levels were considered. In addition, discretionary adjustments were made by the Committee for achievements in the other key areas mentioned above. Finally, the bonus amounts were adjusted to reflect individual performance of the participants. This resulted in cash bonus payments for the executive officers that ranged from 39% to 67% of base salary in effect on November 1, 1995. This included an additional payment to all participants equal to 10% of their respective bonus under the Management Performance Plan in recognition of significant improvements in the performance of the Company over 1994.

         At its December meeting, the Board approved the goals set by the Committee for the Management Performance Plan for 1996. In addition to corporate and business unit EBIT/BIC goals, three key areas of emphasis have been selected for 1996. These are: (1) achieve Accelerated Continuous Improvement savings and performance improvement goals, (2) achieve free cash flow target - Consolidated:
$200 million, and (3) achieve continuous improvement commitments. Target bonus opportunity for executive officers in 1996 will range from 35 to 60 percent of base salary. The target may be adjusted for achievement of the specific EBIT/BIC goals and discretionary adjustments may be made by the Committee for the achievement of the other key performance targets.

LONG-TERM INCENTIVES
--------------------

                  The Committee recommended and the shareholders approved the Company's Long-Term Incentive Plan at the Annual Meeting on April 21, 1992. The number of shares that may be issued or transferred under the Plan may not exceed in the aggregate 1,400,000 shares of Common Stock. Although awards under the Plan can be made in the form of non-qualified stock options, incentive stock options, appreciation rights, restricted shares and deferred shares, the Committee has chosen to grant primarily non-qualified stock options. The option price per common share must be equal to or greater than the market value per share on the date of the grant. For grants to executive officers and the Chief Executive Officer, the Committee has granted non-qualified stock options with an option price at market value on the date of grant. The use of non-qualified stock options enables executive officers and other participants to gain value if the Company's shareholders gain value. Moreover, this Plan provides a mechanism for incentives to participants even in years when no payout is made under the Management Performance Plan. Under the Long-Term Incentive Plan, no incentive stock options or appreciation rights have been granted to any Plan participant and no deferred shares or restricted shares have been granted to executive officers with the exception of an executive officer who received a grant of deferred shares when he was rehired by the Company in March, 1993, after holding an executive position in state government.

         The Board of Directors is recommending to shareholders the approval of an amended and restated Long-Term Incentive Plan effective April 16, 1996. To keep the Company's plan current, it is necessary to implement changes in the following areas: qualification of compensation paid to executives that is subject to section 162(m) of the Internal Revenue Code; addition of language permitting grants of performance shares and units; addition of limitations on the number of restricted and deferred shares that can be granted; establishment of a minimum vesting period on restricted and deferred shares; addition of transferability provision; and addition of 1,500,000 shares to the plan.

         Awards under the Long-Term Incentive Plan are considered annually. On April 18, 1995, the Committee approved a grant of non-qualified stock options for the executive officers and other key associates. The initial dollar value for each participant's grant was determined by multiplying the midpoint of their salary range by a position level multiple that ranged from .20 to 1.0. The position level multiples were derived from data on similar-sized companies as reported in the Towers Perrin Long-Term Incentive Survey compiled in 1994. The number of stock options to grant was calculated by dividing each participant's pay by the present value of the Company's stock options including dividend credits. The present value of the option was based on achieving a 10% growth in stock price and a 5% growth in dividend yield per year and was adjusted to reflect vesting restrictions. After this initial determination, management reviewed and revised as necessary the size of the proposed grant based on individual performance. The Chief Executive Officer and the Vice President Human Resources and Logistics presented the recommended grants to the Committee. The Committee reviewed and approved the long-term incentive grants considering the formula, individual performance and the number of shares allocated to the Plan.

         To drive the achievement of higher levels of earnings, the Long-Term Incentive Plan has a dividend feature that provides additional compensation only when the Company achieves a specified level of earnings. This feature entitles each participant in the Company's Long-Term Incentive Plan to receive dividend equivalents payable in Common Shares on a deferred basis (called Deferred Dividend Shares). Dividend equivalents are earned annually if net income per share for the year exceeds 200 percent of the total amount of cash dividends per share during the year. The dividend equivalent is calculated by multiplying the cash dividend per share paid during the year earned times the number of unexercised stock options plus any unvested Deferred Dividend Shares held by each participant. The product is divided by the average closing price of the Company's Common Stock as reported on the New York Stock Exchange for the 10 days preceding December 31 to establish the number of Deferred Dividend Shares that are credited to each participant. The Deferred Dividend Shares vest 4 years from the date of grant if the associate is still in the employ of the company, though they vest immediately upon retirement, disability or death. The total number of Deferred Dividend Shares granted for 1995 was 39,342.

         Share ownership requirements have been established for executive officers and other key executives. These guidelines recommend a specific level of ownership ranging from one to three times salary be achieved within five years (seven years can be used for some exceptional circumstances) of the effective date of the guidelines.

CHIEF EXECUTIVE OFFICER COMPENSATION
------------------------------------

         The Chief Executive Officer's compensation is based upon the same factors previously discussed with regard to the executive officer compensation philosophy. The components making up his compensation include base salary, performance bonus and long-term incentives. The base salary range for the Chief Executive Officer is determined using survey data in the same manner as for other executive officers. Effective January 1, 1995, the vacation allowance for executives was reduced by 1 week and a corresponding increase was made to base salary of 1.9%. Mr. Toot's prior base salary increase was on October 1, 1994 in the amount of 6.1%.

         The Chief Executive Officer's compensation is related to the Company's performance through the Management Performance Plan and the Long-Term Incentive Plan. The methodology used to calculate Mr. Toot's compensation under either plan is the same as for other executive officers.

         Under Mr. Toot's leadership, the Company continues to show significant improvements in its operating results. Sales reached a record level of $2.2 billion. After-tax earnings of $112.4 million were also at record levels. For 1995, the Company's return on invested capital, as measured by EBIT/BIC, was 12.7% compared to 9.1% in 1994. Earnings per share were $3.60 in 1995, a 63% increase over the $2.21 per share in 1994. These results were the highest the company has achieved during the past 10 years.

         Mr. Toot has effectively led the Company's efforts to provide ever greater levels of customer service. Emphasis has been placed on programs to improve quality, improve customer service and reduce costs. The acquisition of Rail Bearing Service, Inc. (RBS), expansions of existing facilities and the development of new products will enable the company to meet a wider range of customer requirements.

         The Company's overall performance, as well as its performance in the key measurement of shareholder value, EBIT/BIC, and its performance in regard to increased earnings, cash flow, Accelerated Continuous Improvement implementation, improved relationship with and performance for customers, and the elimination of bureaucracy that impedes the progress for satisfying customers and shareholders, resulted in a performance bonus of $421,000 for Mr. Toot.


         On April 18, 1995, Mr. Toot, along with the other executive officers, received non-qualified stock options pursuant to the provisions of The Timken Company Long-Term Incentive Plan. Mr. Toot received non-qualified stock options for 28,000 shares as a result of the 1995 grant. The Company's earnings performance in 1995 of $3.60 per share, exceeded 200 percent of the cash dividends on the Company's Common Stock of $1.11 per share. As a result, on December 31, 1995, Mr. Toot, along with the other executive officers, was credited with Deferred Dividend Shares representing 6,646 shares which will vest on December 31, 1999.

         At its December meeting, the Committee conducted an evaluation of the Chief Executive Officer's performance. The Committee is pleased with Mr. Toot's leadership and his ability to foster an environment of continuous improvement as evidenced in the operating results described above. Furthermore, the Company's five year cumulative total return of 113% continues to lead other steel and bearing companies as reported in the peer index and for the past three years has exceeded or closely matched the returns represented by the S&P 500 Index. Total shareholder return for 1995 was 11.5%. The Committee believes that under Mr. Toot's direction the Company will continue to be a leader in the tapered roller bearing and specialty alloy steels markets.

                                            Compensation Committee
                                            Alton W. Whitehouse, Chairman
                                            Robert Anderson
                                            Stanley C. Gault



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TIMKEN COMPANY, S&P 500 & PEER INDEX**


                                [GRAPHIC OMITTED]

Assumes $100 invested on January 1, 1991, in Timken Company Common Stock, S&P 500 Index and Peer Index.

                                 1991           1992            1993            1994           1995
                                 ----           ----            ----            ----           ----
TIMKEN COMPANY                  $116.86        $135.37          $177.27        $191.28         $213.36
S&P 500                          130.67         140.67           154.75         156.77          215.50
70% BEARING/30% STEEL            100.33          99.55           126.91         147.90          140.32

*Total returns assumes reinvestment of dividends.
**Fiscal year ending December 31.

The line graph compares the cumulative, total shareholder returns over five years for The Timken Company, the S&P 500 Stock Index, and a peer index that proportionately reflects The Timken Company's two businesses. The Dow Jones Steel Index comprises 30% of the peer index and the remaining 70% is a self constructed bearing index that consists of seven companies. These seven companies are Brenco, FAG, Kaydon, Koyo, NSK, NTN, and SKF. The five international bearing companies in the index are traded in Germany, Japan and Sweden. The total returns for these markets equivalent to the S&P 500 Index were $187.30, $94.83 and $327.67, respectively, with a $100 investment over five years.

            APPROVAL OF THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN,
                           AS AMENDED AND RESTATED


                                   ITEM NO. 2

GENERAL


         The Company desires to continue its policy of advancing the interests and long-term success of the Company by encouraging stock ownership among key employees and, correspondingly, increasing their personal involvement with the future of the Company. The Timken Company Long-Term Incentive Plan (the "Original Plan"), which was initially approved by shareholders at the Company's 1992 Annual Meeting of Shareholders has afforded the Company's Board of Directors and its Compensation Committee (the "Committee") the ability to design compensatory awards that are responsive to the Company's needs. In order to enhance the Company's ability to attract and retain officers and key employees, the Board of Directors adopted The Timken Company Long-Term Incentive Plan, as Amended and Restated (the "Amended Plan") on December 20, 1995, and recommended the Amended Plan be submitted to the Company's shareholders for approval at the 1996 Annual Meeting.


         The principal reasons for amending and restating the Original Plan are to increase the number of shares available and to afford the Committee additional flexibility to structure performance-based incentives. Although the Committee has, with limited exceptions, used the Original Plan to grant only nonqualified stock options to its officers and to grant nonqualified stock options and deferred shares to other key employees, the Company believes this additional flexibility is desirable. Changes were also made so that certain awards can qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the "Code"). That section, which became law in 1993 generally disallows a tax deduction for certain compensation over $1 million paid, or otherwise taxable, to persons named in the Summary Compensation Table and employed by the Company at the end of the applicable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In addition to these changes, several other changes were made to improve the Original Plan. The Amended Plan does not make any changes in the provisions granting awards to Nonemployee Directors.

         A summary of the proposed changes is set forth below, followed by a summary description of the entire Amended Plan. The full text of the Amended Plan (presented in a manner designed to reflect the changes from the Original
Plan) is annexed to this Proxy Statement as Appendix A, and the following summaries are qualified in their entirety by reference to Appendix A.

SUMMARY OF CHANGES


         AVAILABLE SHARES. The Amended Plan increases the number of shares of Common Stock available by 1,500,000 shares. The Original Plan authorized the issuance of an aggregate of 1,400,000 shares of Common Stock. At February 16, 1996, 1,096,442 of these shares had been issued under the Original Plan, 953,229 shares were subject to outstanding grants and 387,438 shares were available for future awards.


         In response to changes in Securities and Exchange Commission regulatory requirements, the Amended Plan provides for a change in the provisions for counting share usage. The Amended Plan provides that upon the full or partial payment of any option price by the transfer to the Company of shares of Common Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or the lapsing of restrictions on any Restricted Shares or any other payment made or benefit realized under the Amended Plan by the transfer or relinquishment of shares of Common Stock, only the net number of shares of Common Stock actually issued or transferred by the Company will be charged against the maximum share limitation for the Amended Plan. In addition, the Amended Plan deletes the provisions of the Original Plan providing that Restricted Shares and Deferred Shares could not be recounted after dividends or dividend equivalent were paid thereon.

         PERFORMANCE AWARDS. The Original Plan did not specifically provide for the award of Performance Shares or Performance Units. Provisions for awards of this type have been added to the Amended Plan. In order to earn compensation under these awards, participants must attain specified Management Objectives (as described in more detail below) within a specified performance period. In addition, the Committee may determine that specified Management Objectives must be achieved as a condition to the exercise of Option Rights or Appreciation Rights or the termination or early termination of restrictions on Restricted Shares.

         COMPLIANCE WITH SECTION 162(M) OF THE CODE. The Original Plan was adopted before the existence of Section 162(m) of the Code, and therefore was not specifically designed to meet its requirements. Certain limits and other requirements are included in the Amended Plan in order that awards of Option Rights, Performance Shares, Performance Rights and dividend equivalents thereunder may qualify as performance-based compensation for the purpose of
Section 162(m). Under the Amended Plan, no participant may be granted Option Rights for more than 500,000 shares during any five consecutive calendar years and no participant may receive awards of Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $750,000. In addition, no optionee in any period of one calendar year may earn a dividend equivalent with a value in excess of $750,000.


         Another requirement of Section 162(m) is that the employee stock plan and the performance measures which must be attained to earn compensation under performance-based awards must be disclosed to and approved by shareholders. As described in detail below, for employees who are, or are determined by the Committee to be likely to become, "covered employees" within the meaning of
Section 162(m) of the Code, the Amended Plan sets forth the performance measures which must be attained in the case of Performance Shares and Performance Units and dividend equivalents. If the requisite approval is not obtained, the changes provided for in the Amended Plan will not be made.


         OTHER CHANGES. The Amended Plan includes a number of other changes. For example, it gives the Committee authority to award transferable Option Rights in certain situations. In addition to the Section 162(m) limits, the Amended Plan provides a new limit of 250,000 on the number of Restricted Shares and Deferred Shares issued under the Amended Plan. The Amended Plan also requires that grants of Restricted Shares and Deferred Shares provide for restriction and deferral periods of at least three years with certain exceptions more fully described in the Summary of the Amended Plan below. The Original Plan did not contain any such limit or three-year minimum periods. The Amended Plan also deletes the provisions of the Original Plan affording the Compensation Committee the authority to "re-price" stock options.

SUMMARY OF THE AMENDED PLAN

         AMENDED PLAN LIMITS. The maximum number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risk of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as automatic awards to Nonemployee Directors, or (vi) in payment of dividend equivalents paid with respect to awards made under the Amended Plan, may not in the aggregate exceed 2,900,000 shares of Common Stock, which may be shares of original issuance or treasury shares or a combination thereof. This figure is composed of 1,400,000 covered by the Original Plan, plus 1,500,000 added by the Amended Plan. The number of Restricted Shares and Deferred Shares cannot (after taking any forfeitures into account and excluding automatic awards to Nonemployee Directors) exceed 250,000. These limits are subject to adjustments as provided in the Amended Plan for stock splits, stock dividends, recapitalizations and other similar events.

         Upon the payment of any option price by the transfer to the Company of Common Stock or upon related satisfaction of tax withholding obligations or any other payment made or benefit realized under the Amended Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company. However, the number of shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,900,000, subject to adjustment as provided for in the Amended Plan. Upon the payment in cash of a benefit provided by any award under the Amended Plan, any shares of Common Stock that were covered by such award shall again be available for issuance or transfer under the Amended Plan.

         The number of Performance Units granted and paid out under the Amended Plan may not in the aggregate exceed 150,000. No participant may be granted Option Rights for more than 500,000 shares of Common Stock during any five consecutive calendar years, subject to adjustment pursuant to the Amended Plan. No participant may receive in any one calendar year awards of Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $750,000.

         OPTION RIGHTS. Option Rights provide the right to purchase shares of the Company's Common Stock at a price not less than its fair market value on the date of the grant. The option price is payable in cash, nonforfeitable, unrestricted Common Stock already owned by the optionee, any other legal consideration that the Committee deems appropriate, or any combination of these methods. Any grant of Option Rights may provide for the deferred payment of the option price on the sale of some or all of the shares obtained from the exercise. In addition, the Committee can specify at the time of the grant that Common Stock will not be accepted in payment of the option price until such Common Stock has been owned by the optionee for a specified period of time. However, the Amended Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of Option Rights. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using Common Stock as payment.

         Option Rights granted under the Amended Plan may be Option Rights that are intended to qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify or combinations thereof. Except in the case of grants of ISO's, the Committee may provide for the payment to the optionee of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis or may provide that the equivalents be credited against the option price. In the case of an optionee who is, or who is determined by the Committee to be likely to become a "covered employee" within the meaning of Section 162(m) of the Code, the payment of dividend equivalents will be contingent on the achievement of a specified level of earnings per share for a year relative to the total amount of cash dividends per share that were paid on the outstanding Common Stock during that year. The payment of dividend equivalents also may be subject to additional conditions. In no event may any optionee in any one calendar year period earn dividend equivalents with a value of more than $750,000.

         No Option Rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercisability of the Option Rights in the event of retirement, death or disability of the participant or a change in control of the Company. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

         APPRECIATION RIGHTS. Appreciation Rights represent the right to receive from the Company an amount, determined by the Committee and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such Rights and the market value of the Common Stock on the date the rights are exercised. Appreciation Rights can be tandem (i.e., granted with Option Rights to provide an alternative to exercise of the Option Rights) or free-standing. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Free-standing Appreciation Rights must have a base price per Right that is not less than the fair market value of the Common Stock on the date of grant, must specify the period of continuous employment that is necessary before such Appreciation Rights become exercisable (except that they may provide for the earlier exercise of the Appreciation Rights in the event of retirement, death or disability of the participant or a change in control of the Company) and may not be exercisable more than ten years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of an Appreciation Right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives. Any grant of Appreciation Rights may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents in the form of cash or Common Stock paid on a current, deferred or contingent basis. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

         RESTRICTED SHARES. Restricted Shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted Shares must be subject to a "substantial risk of forfeiture" of the shares, within the meaning of Section 83 of the Code for a period of at least three years to be determined by the Committee on the date of the grant. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Committee on the date of grant for the period during which such forfeiture provisions are to continue. The Committee may provide for the earlier termination of the forfeiture provisions in the event of retirement, death or disability of the participant or a change in control of the Company. However, the Committee may authorize the grant or sale of Restricted Shares that are subject to such risk of forfeiture for less than three years, in amounts that, when taken together with any Deferred Shares granted or sold as described below (after taking any forfeitures into account and excluding all automatic awards of Restricted Shares to Nonemployee Directors) in the aggregate do not exceed 3% of the 1,500,000 shares being added to the Amended Plan as of the amendment and restatement.

         Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

         DEFERRED SHARES. Deferred Shares constitute an agreement to issue shares to the recipient in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the Committee may specify. The participant has no right to transfer any rights under his or her award and no right to vote the Deferred Shares. The Committee may authorize the payment of dividend equivalents on the Deferred Shares, in cash or Common Stock, on a current, deferred or contingent basis. The Committee must fix a deferral period of at least three years at the time of grant, and may provide for the earlier termination of the deferral period in the event of retirement, death or disability of the participant or a change in control of the Company. However, the Committee may authorize the grant or sale of Deferred Shares that are subject to Deferral Periods of less than three years, in amounts that, when taken together with any Restricted Shares granted or sold on such terms as described above (after taking any forfeitures into account and excluding all automatic awards of Restricted Shares to Nonemployee Directors), in the aggregate do not exceed 3% of the 1,500,000 shares being added to the Amended Plan as of the amendment and restatement.


         PERFORMANCE SHARES AND PERFORMANCE UNITS. A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is equivalent of $100.00. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of retirement, death or disability of the participant or a change in control of the Company. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Stock on a current, deferred or contingent basis.

         MANAGEMENT OBJECTIVES. The Amended Plan requires that the Committee establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend equivalents may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a "covered employee" within the meaning of 162(m)(3) of the Code shall be limited to specified levels of or growth in (i) return on invested capital, (ii) earnings per share, (iii) return on assets,
(iv) return on equity, (v) shareholder return, (vi) sales growth, and/or (vii) productivity improvement. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.


         AUTOMATIC GRANTS OF SHARES TO NONEMPLOYEE DIRECTORS. Nonemployee Directors receive automatic one-time grants of Restricted Shares and automatic annual grants of shares of Common Stock that are not subject to any risk of forfeiture. The number of shares and types of awards to be granted to specified categories of nonemployee Directors are set forth in the Amended Plan. Nonemployee Directors (other than those who have retired from the Company within the ten years preceding their election or appointment to the Board) will receive 1,000 Restricted Shares upon their first election or appointment. These Restricted Shares will vest at the rate of 20 percent per year with vesting being prorated for partial years of service as a Director in the event of death or disability, subject to acceleration in the event of a change in control of the Company. A Restricted Share Agreement for nonemployee Directors containing all of the terms and conditions of the grants of Restricted Shares is included in the Appendix as Exhibit A to the Amended Plan.

         Each nonemployee Director who is a retired employee of the Company will receive 200 shares of Common Stock immediately after the annual meeting at which such nonemployee Director is first elected or the first annual meeting following such nonemployee Director's appointment or termination of employment. These shares of Common Stock will be nonforfeitable, but will not be transferable for a period of six months from the date of grant.


         In addition to the initial grants of Restricted Shares or shares of Common Stock to nonemployee Directors described above, each nonemployee Director (whether or not he or she is a former employee of the Company) will automatically receive annual grants of 200 shares of Common Stock immediately after each subsequent annual meeting so long as he or she continues to be a nonemployee Director. These shares will also be nonforfeitable and nontransferable for a period of six months.



ADMINISTRATION

         The Compensation Committee of the Board of Directors, as appointed immediately after the 1992 Annual Meeting (and as thereafter constituted from time to time), will administer and interpret the Amended Plan. The Committee will be composed of not less than three directors, each of whom must be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.


ELIGIBILITY

         Officers and key employees of the Company and its subsidiaries, as determined by the Committee, may be selected to receive benefits under the Amended Plan. In addition, nonemployee Directors of the Company will be eligible for non-discretionary grants of Restricted Shares and Common Stock as described above under the heading "Automatic Grants of Shares to Nonemployee Directors."

TRANSFERABILITY

         The Committee, in its sole discretion, may provide for transferability of particular awards under the Amended Plan so long as such provision will not disqualify the exemption for other awards under Rule 16b-3 of the Securities and Exchange Commission. In all other cases, Option Rights and other derivative securities awarded under the Amended Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Any award made under the Amended Plan may provide that any Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

ADJUSTMENTS

         The number of shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares and the prices per share applicable thereto, are subject to adjustment in certain situations as provided in Section 11 of the Amended Plan.

AMENDMENTS AND MISCELLANEOUS

         The Amended Plan may be amended by the Committee so long as the amendments do not increase the maximum number of shares specified in Section 3(a) of the Amended Plan (except as expressly authorized by the Amended Plan), increase the number of Performance Units specified in Section 3(b) of the Amended Plan, change certain provisions relating to the automatic grants to nonemployee Directors, or cause Rule 16b-3 to become inapplicable to the Amended Plan. In no event may the provisions of the Amended Plan relating to the automatic awards to Nonemployee Directors be amended except to comport with changes in the Code or the Employee Retirement Income Security Act or rules thereunder unless permitted by Rule 16b-3. However, the Committee may amend the Amended Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws and regulations, or in the interpretation of such laws and regulations.

         Where the Committee has established conditions to the exercisability or retention of certain awards, Section 15 of the Amended Plan allows the Committee to take action in its sole discretion subsequently to equitably adjust such conditions in certain circumstances, including in the case of death, disability or retirement.

         The Committee may permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under the Amended Plan. The Committee may also provide that deferral settlements include for payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalents where the deferral amounts are denominated in shares of Common Stock.


AMENDED PLAN BENEFITS


         It is not possible to determine specific amounts that may be awarded in the future under the Amended Plan. However, as indicated in the table below, the Committee has made awards to certain executive officers named in the Summary Compensation Table and certain other key employees during the year 1995. Also, certain awards were automatically made during the year to nonemployee
Directors.



                                                  NEW PLAN BENEFITS
                                     THE TIMKEN COMPANY LONG TERM INCENTIVE PLAN

                                                             (A)
                                                             STOCK                          (B)
                                                            OPTIONS                     OTHER AWARDS
                                                           -----------------------------------------------------
                                                            NUMBER              DOLLAR                 NUMBER
NAME AND POSITION                                          OF SHARES            VALUE ($)             OF SHARES
----------------------------------------------------------------------------------------------------------------

Joseph F. Toot Jr.                                          28,000           $  254,856              6,646
President and Chief Executive Officer

W. R. Timken, Jr.                                           28,000           $   71,197              1,856
Chairman - Board of Directors

Charles H. West                                             10,000           $  108,028              2,817
Executive Vice President and President - Steel

Robert L. Leibensperger                                     12,000           $   68,523              1,787
Executive Vice President and President - Bearings

Donald L. Hart                                               7,000           $   51,352              1,339
Vice President -Bearings- North and South America

Executive Group                                            116,500           $  765,384             19,958

Non-Executive Director Group                                     0           $   89,700 (C)          2,400 (C)

Non-Executive Officer Employee Group                       165,400           $  743,219             19,384
                                                                             $  302,738 (D)          8,100 (D)


(A) The figures shown reflect stock options awarded under the Plan as described in the Summary Compensation Table and the Options Grants in Last Fiscal Year table.

(B) Except as otherwise noted, the figures shown reflect dividend equivalents earned under the Plan as described in footnote (A) of the Summary Compensation Table and footnote (A) of the Option Grants in Last Fiscal Year table.

(C) The figures shown reflect automatic awards of Common Stock to nonemployee Directors as described in the last paragraph on page 7.

(D) The figures reflect the awards of deferred shares under the Plan to selected employees who are not eligible to receive stock options due to job level or legal restrictions outside the U.S. This type of award grants the employee the right to receive Common Stock and any deferred cash dividends accumulated with respect thereto in the future upon completion of a specified period of employment.


FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect on January 1, 1996. This summary is not intended to be complete and does not describe state or local tax consequences.


TAX CONSEQUENCES TO PARTICIPANTS


         NONQUALIFIED STOCK OPTIONS. In general, (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted;
(ii) at the time of exercise of a nonqualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.


         INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.


         If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         APPRECIATION RIGHTS. No income will be recognized by a participant in connection with the grant of a tandem Appreciation Right or a free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

         RESTRICTED SHARES. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

         DEFERRED SHARES. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

         PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.


         SPECIAL RULES APPLICABLE TO OFFICERS AND DIRECTORS. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or Director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or Director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Director to suit under Section 16(b) of the Securities and Exchange Act of 1934, but no longer than six months.



TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

         To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation.


VOTE REQUIRED TO APPROVE THE AMENDED PLAN

         A favorable vote of the majority of votes cast on the matter is necessary for approval of the Amended Plan. In addition, the affirmative vote of a majority of Common Shares of the Company present, or represented, and entitled to vote on the matter at the Annual Meeting is necessary for purposes of Rule 16b-3 under the Exchange Act. Abstentions and broker non-votes will not be counted for determining whether the Amended Plan is passed. However, for purposes of Rule 16b-3, abstentions will be considered entitled to vote on the matter and broker non-votes will not.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

         PROPOSED AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO
            INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

                                   ITEM NO. 3

         The Company's Board of Directors has adopted resolutions recommending that the shareholders adopt an amendment (the "Amendment") to Article Fourth of the Company's Amended Articles of Incorporation in order to increase the authorized number of shares of the Company's Common Stock from 100,000,000 to 200,000,000, increasing the overall authorized number of shares from 120,000,000 to 220,000,000, including both Common Stock and Serial Preferred Stock. The text of the relevant portion of Article Fourth of the Amended Articles of Incorporation, as proposed to be amended, is set forth in Appendix B to this proxy statement. Other than those changes proposed to be made as indicated on Appendix B, the Company's Amended Articles of Incorporation will remain identical in all respects.


         The Company is presently authorized to issue 100,000,000 shares of Common Stock, of which 31,396,956 shares were issued and outstanding at the close of business on February 16, 1996, and an additional 222 were held in the Company's treasury. A total of 33,122,627 shares of Common Stock are reserved for issuance: (a) in connection with the Company's employee plans and Dividend Reinvestment Plan; and (b) pursuant to the terms of the Company's Rights Agreement, dated December 8, 1986, as amended and restated as of February 1, 1991 (the "Rights Plan"). Because of these reserved shares, the Company has a limited number of authorized, unissued and unreserved shares of Common Stock available for issuance from time to time.

         The Company presently has no plans to issue substantial numbers of additional shares of Common Stock. Nonetheless, the Board of Directors believes it is desirable to have authorized, unissued and unreserved shares of Common Stock available for financings, acquisitions, stock dividends, stock splits and other corporate purposes. The presence of an adequate supply of authorized, unissued and unreserved shares of Common Stock provides flexibility by allowing shares to be issued without further action by the shareholders, unless such action is required in a specific case by applicable law or the rules of any exchange on which the Company's securities may then be listed. The Company's only present plans or agreements for the issuance or sale of additional shares of Common Stock are as discussed above in connection with the Rights Plan and the Company's employee plans and Dividend Reinvestment Plan.

         To the extent that any additional shares of Common Stock may be issued other than on a pro rata basis to current shareholders, the present ownership position of current shareholders may be diluted. Holders of Common Stock have no preemptive rights to purchase shares of the Company that are offered for sale. Holders of Common Stock have no rights of appraisal or similar rights of dissenting shareholders with respect to the proposed increase in the authorized number of shares of Common Stock.

         The proposal to increase the amount of authorized Common Stock could be viewed to have an anti-takeover effect. Authorized but unissued and unreserved shares of Common Stock could be used by the Board of Directors to make more difficult a change in control of the Company. In certain circumstances, such shares could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. These shares could also be sold in a private placement to a purchaser or purchasers who might oppose a change in control of the Company. The Company is not aware of any pending or proposed effort to affect the control of the Company or to change management. Furthermore, neither management of the Company nor the Board of Directors views the proposed Amendment in this perspective, and the Company currently has no intention of issuing shares of Common Stock for such purposes.


VOTE REQUIRED

         The approval of the Amendment will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will not be counted as a vote in favor of the proposal for determining whether the Amendment is approved.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.

                                    AUDITORS

   The independent accounting firm of Ernst & Young LLP has acted as the Company's auditor for many years and has been selected as the auditor for the current year. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.


                                     GENERAL


   On the record date of February 16, 1996, there were outstanding 31,396,956 shares of Common Stock, each entitled to one vote upon all matters presented to the meeting.

   The enclosed proxy is solicited by the Board of Directors, and the entire cost of solicitation will be paid by the Company. In addition to solicitation by mail, Officers and regular employees of the Company, without extra remuneration, may solicit the return of proxies by telephone, telegraph or personal contact. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses. The Company has retained Georgeson & Co. to assist in the solicitation of proxies for a fee not to exceed $9,500, plus reasonable out-of-pocket expenses.

  Shares represented by properly executed proxies will be voted at the meeting in accordance with the shareholders' instructions. In the absence of specific instructions, the shares will be voted for the election of Directors as indicated under Item No. 1 and FOR Items 2 and 3.

   You may, without affecting any vote previously taken, revoke your proxy by a later proxy received by the Company, or by giving notice to the Company either in writing or at the meeting.

   First Chicago Trust Company of New York will be responsible for tabulating the results of shareholder voting. First Chicago will submit a total vote only, keeping all individual votes confidential. Representatives of First Chicago will serve as inspectors of election for the Annual Meeting. Under Ohio law and the Company's Amended Articles of Incorporation and Amended Regulations, properly executed proxies marked "abstain" will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting but proxies representing shares held in "street name" by brokers that are not voted will not be counted for quorum purposes. Such abstentions and "broker non-votes" will not be counted in the election of Directors.

   AFTER APRIL 1, 1996, THE COMPANY WILL FURNISH TO EACH SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE ADDRESSED TO SCOTT A. SCHERFF, DIRECTOR - LEGAL SERVICES AND ASSISTANT SECRETARY, THE TIMKEN COMPANY, 1835 DUEBER AVENUE, S.W. - GNE-01, CANTON, OHIO 44706-2798.

                                   APPENDIX A

                 THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN
              (AS AMENDED AND RESTATED AS OF DECEMBER 20, 1995)


                                                  Table of Contents

                                                                                                                 PAGE
 1.      Purpose................................................................................................   1

 2.      Definitions............................................................................................   1

 3.      Shares Available under the Plan........................................................................   4

 4.      Option Rights..........................................................................................   6

 5.      Appreciation Rights....................................................................................   8

 6.      Restricted Shares......................................................................................  10

 7.      Deferred Shares........................................................................................  12

 8.      Performance Shares and Performance Units...............................................................  13

 9.      Automatic Awards to Nonemployee Directors..............................................................  14

10.      Transferability........................................................................................  15

11.      Adjustments............................................................................................  16

12.      Fractional Shares......................................................................................  17

13.      Withholding Taxes......................................................................................  17

14.      Participation by Employees of a Less-Than-80-..........................................................
         Percent Subsidiary.....................................................................................  17

15.      Certain Terminations of Employment, Hardship and   ....................................................
         Approved Leaves of Absence.............................................................................  17

16.      Foreign Employees......................................................................................  18

17.      Administration of the Plan.............................................................................  18

18.      Amendments and Other Matters...........................................................................  19



EXHIBIT A     -  RESTRICTED  SHARE AGREEMENT FOR NONEMPLOYEE DIRECTORS

                   THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN
                (AS AMENDED AND RESTATED AS OF DECEMBER 20, 1995)



         1. PURPOSE. The purpose of this Plan is to attract and retain directors, officers and key employees for The Timken Company, an Ohio corporation (the "Corporation"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2.       DEFINITIONS.  As used in this Plan,

                           "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

                           "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

                           "BOARD" means the Board of Directors of the Corporation.

                           "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                           "COMMITTEE" means the committee described in Section 17(a) of this Plan.

                           "COMMON SHARES" means (i) shares of the common stock of the Corporation without par value and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 11 of this Plan.

                           "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights or Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto, including the date on which an automatic grant of Common Shares or Restricted Shares to a Nonemployee Director becomes effective pursuant to Section 9 of this Plan.



                           "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

                           "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

                           "FREE-STANDING APPRECIATION RIGHT" means an
                           Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

                           "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

                           "LESS-THAN-80-PERCENT SUBSIDIARY" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

                           "MANAGEMENT OBJECTIVES" means the achievement of a performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares and dividend credits. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision) shall be limited to specified levels of or growth in:

                            (i)     return on invested capital;
                           (ii)     earnings per share;
                          (iii)     return on assets;
                           (iv)     return on equity;
                            (v)     shareholder return;
                           (vi)     sales growth; and/or
                          (vii)     productivity improvement.

                           Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

                           "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

                           "NONEMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Corporation or any Subsidiary.

                           "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

                           "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

                           "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to
                           Section 4 of this Plan.

                           "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and who is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of the Corporation or any Subsidiary or who has agreed to commence serving in any such capacity, and shall also include each Nonemployee Director who receives an award pursuant to Section 9 of this Plan.

                           "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

                           "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

                           "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $100.00 awarded pursuant to Section 8 of this Plan.

                           "RELOAD OPTION RIGHTS" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

                           "RESTRICTED SHARES" mean Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

                           "RULE 16B-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect), as in effect from time to time.

                           "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when any such right is exercised exceeds the Option Price specified in the related Option Right.

                           "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

                           "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

                   3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights,
(ii) as Restricted Shares, and released from all substantial risks of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as automatic awards to Nonemployee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed 2,900,000 (1,400,000 which were approved in 1992 and 1,500,000 of which are being added as of this Amendment and Restatement) Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof; provided, however, that the number of Restricted Shares and Deferred Shares shall not (after taking any forfeitures into account and excluding all awards of Restricted Shares to Nonemployee Directors pursuant to Section 9 of this Plan) exceed 250,000, subject to adjustment as provided in Section 11 of this Plan.

                           (b)      Upon the full or partial payment of any
Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this plan only the net number of Common Shares actually issued or transferred by the Corporation.

                           (c)      Notwithstanding anything in this Plan to
the contrary, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed the total number of Common Shares first specified above in
Section 3(a), subject to adjustment as provided in Section 11 of this Plan.

                           (d)      The number of Performance Units that may
be granted and paid out under this Plan shall not in the aggregate exceed
150,000.

                           (e)      Upon payment in cash of the benefit
provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

                           (f)      Notwithstanding any other provision of
this Plan to the contrary, no Participant shall be granted Option Rights for more than 500,000 Common Shares during any period of five consecutive calendar years subject to adjustment as provided in Section 11 of this Plan.

                           (g)      Notwithstanding any other provision of
this Plan to the contrary, in no event shall any Participant in any period of one calendar year receive awards of Performance Shares and Performance Units having an aggregate value as of their respective Dates of Grant in excess of $750,000.

                   4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

                  (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

                 (c) Each grant shall specify the form of consideration to be paid in satisfaction of the and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.


                  (d) Any grant may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this
                           Section 4(d), the Common Shares received by the

                           Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

                  (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other noncash consideration authorized under Sections 4(d) and
                           (e) above.

                  (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

                  (h) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercisability of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

                  (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

                  (j) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

                  (k) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis. In the case of an Optionee who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision), the payment will be contingent on the achievement of a specified level of earnings per share for a year relative to the total amount of cash dividends per share that were paid on the outstanding Common Shares during that year. The payment of dividend equivalents also may be subject to additional conditions. In no event shall any such Optionee in any period of one calendar year earn dividend equivalents with a value in excess of $750,000.


                  (l) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant

                  (m) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                   5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

                  (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

                  (d) Any grant may specify that an Appreciation Right may be exercised only in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

                  (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                  (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

                  (g) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

                  (h) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

                  (i)    Regarding Free-standing Appreciation Rights only:


                            (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                           (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to such Participant remain unexercised;


                          (iii) Each grant shall specify the period or periods of continuous employment of the
                                    Participant   by  the   Corporation  or  any
                                    Subsidiary  that are  necessary  before  the
                                    Free-standing    Appreciation    Rights   or
                                    installments     thereof     shall    become
                                    exercisable, and any grant may provide for the earlier exercise of such rights in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; and


                           (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

                   6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.


                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of at least three years to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; provided, however, that the Committee may authorize the grant or sale of Restricted Shares that are subject to such a risk of forfeiture for periods of less than three years in amounts that, when taken together with any Deferred Shares granted or sold on such terms pursuant to Section 7(c) of this Plan (after taking any forfeitures into account and excluding all awards of Restricted Shares to Nonemployee Directors pursuant to Section 9 of this Plan), in the aggregate do not exceed three percent of the number of Common Shares specified in Section 3 above as being added to this Amendment and Restatement.


                  (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each such grant shall specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

                  (f)      Any  grant  or  sale  may  require  that  any  or all
                           dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                  (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

                   7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.


                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period of at least three years, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event; provided, however, that the Committee may authorize the grant or sale of Shares that are subject to Deferral Periods of less than three years in amounts that, when taken together with any Restricted Shares granted or sold on such terms pursuant to Section 6(c) of this Plan (and after taking any forfeitures into account and excluding all awards of Restricted Shares to Nonemployee Directors pursuant to Section 9 of this Plan), in the aggregate do not exceed three percent of the number of Common Shares specified in Section 3 above as being added to this Amendment and Restatement.

                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.



                   8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants to Participants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, subject to the limitations in Section 3, which may be subject to adjustment to reflect changes in compensation or other factors.

                  (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of retirement, death or disability of the Participant or a change in control of the Corporation or other similar transaction or event.

                  (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

                  (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

                  (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

                  (f) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or in additional Common Shares on a current, deferred or contingent basis.

                  (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

                     9. AUTOMATIC AWARDS TO NONEMPLOYEE DIRECTORS. Common Shares and Restricted Shares shall be automatically granted to Nonemployee Directors as follows:

                  (a) Immediately following the 1992 annual meeting of shareholders, 1,000 Restricted Shares shall be granted to each Nonemployee Director who was not an employee of the Corporation or any Subsidiary at the time of his first election or appointment to the Board. Such Restricted Shares shall become transferable and nonforfeitable at the rate of 20 percent per year. In addition, 200 Common Shares shall be granted to each such person immediately following each annual meeting of shareholders thereafter for so long as he continues to be a Nonemployee Director. Such Common Shares shall be subject only to a restriction on transfer for a period of six months immediately following the Date of Grant thereof and shall bear a legend to the effect.

                  (b) Immediately following his first election or appointment to the Board, 1,000 Restricted Shares shall be granted to each person who is elected or appointed as a Nonemployee Director after the 1992 annual meeting of shareholders; provided, however, that a person so elected or appointed to the Board who retired from employment with the Company or a Subsidiary within the ten years preceding such election or appointment shall receive a grant of only 200 Common Shares immediately after the annual meeting of shareholders at which he is first elected or the first annual meeting of shareholders following his appointment, which shall be subject only to a restriction on transfer for a period of six months immediately following the Date of Grant thereof and shall bear a legend to that effect. In addition, 200 Common Shares shall be granted to each such person immediately following each annual meeting of shareholders thereafter for so long as he continues to be a Nonemployee Director. Such Common Shares shall be subject only to a restriction on transfer for a period of six months immediately following the
                           Date of Grant thereof and    shall bear a legend to
                           that effect.

                  (c) immediately following the 1993 annual meeting of shareholders, 200 Common Shares shall be granted to each Nonemployee Director who was an employee of the Corporation or a Subsidiary at the time of his first election or appointment to the Board, and 200 additional Common Shares shall be granted to each such person immediately following each annual meeting of shareholders thereafter for so long as he continues to be a Nonemployee Director. Such Common Shares shall be subject only to a restriction on transfer for a period of six months immediately following the Date of Grant thereof and shall bear a legend to that effect.

                  (d) Each person who at any time after the 1993 annual meeting of shareholders is both an employee of the Corporation or any subsidiary and a member of the Board and then ceases to be an employee, but continues to be a member of the Board, shall be granted 200 Common Shares immediately after each annual meeting of shareholders following such cessation of employment for so long as he continues to be a Nonemployee Director. Such Common Shares shall be subject only to a restriction on transfer for a period of six months immediately following the Date of Grant thereof and shall bear a legend to that effect.

                  Each grant of Restricted Shares shall be evidenced by an agreement in substantially the form of Exhibit A hereto and shall be subject to all of the terms and conditions set forth therein. All grants of Common Shares and Restricted Shares shall become null and void if this Plan is not approved on or before December 31, 1992, by the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at a meeting duly held in accordance with the laws of the State of Ohio.

                  10. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights and Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

                           (b)      Any award made under this Plan may provide
that all or any part of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or in payment of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

                      11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, (b) prices per share applicable to such Option Rights and Appreciation Rights, and (c) kind of shares (including shares of another issuer) covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the number of shares specified in Section 3, and in the number of Common Shares and Restricted Shares to be granted automatically pursuant to
Section 8, of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.

                      12. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

                      13. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

                     14. PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80- PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless whether such Participant is also employed by the Corporation or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this
Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

                     15. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section
10(b) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

                     16. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

                     17. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Compensation Committee of the Board, as appointed immediately after the 1992 annual meeting of shareholders and as thereafter constituted from time to time. The Committee shall be composed of not less than three members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

                  (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares, Performance Shares and Performance Units and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

                     18. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee, but except as expressly authorized by this Plan no such amendment shall increase the maximum number of shares specified in Section 3(a) of this Plan, increase the number of Performance Units specified in Section 3(b) of this Plan, change the provisions of
Section 9 of this Plan that specify the number of Common Shares or Restricted Shares to be granted automatically to Nonemployee Directors or that specify the timing of such awards, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the shareholders of the Corporation. In no event may the provisions of Section 9 of this Plan be amended more than once every six months except to comport with changes in the Code or the Employee Retirement Income Security Act or the rules thereunder unless permitted by Rule 16b-3. Without limiting the generality of the foregoing, the Committee may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

                (b) The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Common Shares.

                (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                  (d) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                      (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

                  (e) This Plan is intended to comply with and be subject to Rule 16b-3 as in effect prior to May 1, 1991. The Committee may at any time elect that this Plan shall be subject to Rule 16b-3 as in effect after May 1, 1991.





                                     -44

                                    EXHIBIT A


                               THE TIMKEN COMPANY


                         RESTRICTED SHARE AGREEMENT FOR
                              NONEMPLOYEE DIRECTORS


_______________________, Grantee:

         The Timken Company (the "Company") pursuant to its Long-term Incentive Plan (the "Plan") has this day granted to you, the above-named grantee, a total of ( ) Common Shares of the Company ("Common Shares") subject to the following terms, conditions, limitations and restrictions:

         1. The Common Shares subject to this grant shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in your name and endorsed with an appropriate legend referring to the restrictions hereinafter set forth. You shall have all the rights of a shareholder with respect to such shares, including the right to vote the shares and receive all dividends paid thereon, provided that such shares, and any additional shares that you may become entitled to receive by virtue of a share dividend, a merger or reorganization in which the Company is the surviving corporation or any other change in the capital structure of the Company, shall be subject to the restrictions hereinafter set forth.

         2. The Common Shares subject to this grant may not be assigned, exchanged, pledged, sold, transferred or otherwise disposed of by you, except to the Company, and shall be subject to forfeiture as herein provided until five years have elapsed from the date of this grant, except that (a) 20 percent of such shares shall become freely transferable and nonforfeitable at the end of each year from and after the date of this grant and (b) your rights with respect to such shares may be transferred by will or pursuant to the laws of descent and distribution. Any purported transfer in violation of the provisions of this paragraph shall be null and void, and the purported transferee shall obtain no rights with respect to such shares.

         3. All of the Common Shares subject to this grant that are then forfeitable shall be forfeited by you if your service as a member of the Board of Directors of the Company (a "Director") is terminated before the fifth anniversary of the date of this grant; provided, however, if your service as a Director of the Company is terminated before the fifth anniversary of the date of this grant as a result of your death or disability, or owing to your removal as a Director without cause, a portion of the shares covered by this grant that then remain forfeitable shall become freely transferable and nonforfeitable as follows: that number of shares shall become freely transferable and nonforfeitable which bears the same ratio to the total number of shares subject to this grant that then remain forfeitable and would have become forfeitable at the next anniversary date as the number of full months from the date of this grant (or, if such service is terminated after the first anniversary of the date of this grant, then from the date of the latest anniversary) to the date of termination of such service bears to 12, and the balance of the shares subject to this grant shall be forfeited to the Company.

         4. During the period in which the restrictions on transfer and risk of forfeiture provided in paragraphs 2 and 3 above are in effect, the certificates representing the Common Shares covered by this grant shall be retained by the Company, together with the accompanying stock power signed by you and endorsed in blank.

         5. Upon any change in control of the Company, the restrictions on transfer and risk of forfeiture provided in paragraphs 2 and 3 above shall lapse and terminate with respect to all of the Common Shares that are subject to this grant to which such restriction and risk then remain applicable. For purposes of this grant, the term "change in control" shall mean the occurrence of any of the following events:

                  (a) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51% of the outstanding securities entitled to vote generally in the election of Directors or other capital interests of the acquiring corporation or entity are owned, directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

                  (b) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in
                           Section  13(d)(3) or Section 14(d)(2) of the Exchange
                           Act) has become the beneficial owner (as the term "beneficial owner") is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of the combined voting power of the then-outstanding voting securities of the Company; or

                  (c) the Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                  (d) the individuals who, at the beginning of any period of two consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's shareholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company still in office who were Directors of the Company at the beginning of such period.

         6. This grant of restricted Common Shares is made pursuant to the Plan, a copy of which is attached hereto. This grant is subject to all of the terms and provisions of the Plan, including without limitation the provision making this grant subject to the approval of the shareholders of the Company, which are incorporated herein by reference.

                  Dated this ____ day of ______________________, 199_.



                                               THE TIMKEN COMPANY


                                               By:___________________________
                                                       Name:
                                                       Title:


Accepted and agreed to: _________________
Dated:_____________________

                                   APPENDIX B

         FOURTH: The authorized number of shares of the Corporation is 220,000,000 shares, consisting of 10,000,000 shares of Class I
Serial Preferred Stock without par value (the "Class I Serial Preferred Stock"), 10,000,000 shares of Class II Serial Preferred Stock without par value (the "Class II Serial Preferred Stock"), and 200,000,000 shares of
Common Stock without par value (the "Common Stock").

                 [THE REMAINDER OF ARTICLE FOURTH IS UNCHANGED.]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs American Express Trust Company to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X ITEM 1. ELECTION OF DIRECTORS. Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual Meeting.
 Y
        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
        TIMKEN COMPANY CAROLINA PENSION INVESTMENT PLAN AND MAIL IN THE
        ENCLOSED ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs American Express Trust Company to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt
 Y and Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
        TIMKEN COMPANY VOLUNTARY INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs American Express Trust Company to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
        LATROBE STEEL COMPANY VOLUNTARY INVESTMENT PROGRAM AND MAIL IN THE ENCLOSED ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs American Express Trust Company to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
        TIMKEN COMPANY HOURLY PENSION INVESTMENT PLAN AND MAIL IN THE
        ENCLOSED ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs American Express Trust Company to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY - LATROBE STEEL COMPANY SAVINGS AND INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned appoints W. R. Timken, Jr., Joseph F. Toot, Jr., and
 P Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at
 R       1835 Dueber Avenue, S.W., Canton, Ohio, on April 16, 1996, at
         10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters
 O set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND MAIL PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs Mutual life of Canada to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE CANADIAN TIMKEN LIMITED SALARIED ASSOCIATES RETIREMENT SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs Banque Nationale De Paris to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
        PLAN EUROPEEN D'ACTIONARIAT TIMKEN AND MAIL IN THE ENCLOSED
        ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs Godwins Trustees Limited to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
        TIMKEN EUROPEAN STOCK OWNERSHIP PLAN AND MAIL IN THE ENCLOSED
        ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]

        Please mark your
/ X /   votes as in this
        example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

----------------------------------------------------------------------------------------------------------
 The Board of Directors recommends a vote "FOR" these items.
----------------------------------------------------------------------------------------------------------
                      FOR       WITHHELD                                  FOR       AGAINST    ABSTAIN
1.  Election of                                    2.  Approve
    Directors.      /   /        /   /                 Amended           /   /       /   /      /   /
    (see reverse)                                      Long-Term
                                                       Incentive Plan

                                                                          FOR       AGAINST    ABSTAIN
                                                   3.   Adopt an
                                                        Amendment        /   /      /   /       /   /
                                                        to increase
                                                        Authorized
                                                        Common Stock.

For, except vote withheld from the following nominee(s):

   ____________________________________________________________
----------------------------------------------------------------------------------------------------------

                                                           NOTE:  Please sign exactly as name or names
                                                                  appear hereon.  Joint owners should each
                                                                  sign.  When signing as attorney,
                                                                  executor, administrator, trustee
                                                                  or guardian, please give full title
                                                                  as such.

                                                           _______________________________________________
                                                           Signature(s) of Shareholders(s)           Date

                                                           _______________________________________________
                                                           Signature if held jointly                 Date

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                              THE TIMKEN COMPANY
                                 Canton, Ohio
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  __________________________________________

        The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 16, 1996, at 10:00 A.M., at 1835 Dueber Avenue, S.W.,
    Canton, Ohio, for the following purposes:

        1. To elect four Directors to serve in Class II for a term of three years.

        2. To approve The Timken Company Long-Term Incentive Plan, as amended and restated.

        3. To adopt an amendment to Article Fourth of the Company's Amended Articles of Incorporation to increase authorized Common Stock from 100,000,000 shares without par value to 200,000,000 shares without par value.

        4. To transact such other business as may properly come before the meeting.

        Holders of Common Stock of record at the close of business on February 16, 1996, are the shareholders entitled to notice of and to vote at the meeting.

        PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

        If you have any questions about the voting procedure, please contact Lynn Hill at (330) 471-3376.


                                          LARRY R. BROWN
                                          Vice President and General Counsel

March 6, 1996

            YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                              THE TIMKEN COMPANY

             Proxy Solicited on Behalf of the Board of Directors


         The undersigned instructs BZW Barclays Global Investors to appoint
         W. R. Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of
 P them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton,
 R Ohio, on April 16, 1996, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their
 O discretion on such other matters as may properly come before the meeting.

 X      ITEM 1.  ELECTION OF DIRECTORS.

        Elect J. Clayburn LaForce, Jr., Robert W. Mahoney, Jay A. Precourt and
 Y      Joseph F. Toot, Jr. in Class II for a term expiring at the 1999 Annual
        Meeting.

        ITEM 2. APPROVE THE TIMKEN COMPANY LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

        ITEM 3. ADOPT AN AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES.

        PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR
        THE MPB CORPORATION EMPLOYEES' SAVINGS PLAN AND MAIL IN THE
        ENCLOSED ENVELOPE.
                                 ------------
                                 SEE REVERSE
                                    SIDE
                                 ------------
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


TIMKEN

ANNUAL MEETING
OF                                     PARKING:  Shareholders attending the
SHAREHOLDERS                           meeting may park in the visitor lot
April 16, 1996                         behind the Corporate Office building.
10:00 a.m.
                                       NOTE:  If your shares are held in street
Corporate Auditorium (C1G)             name, please bring a letter with you
The Timken Company                     from your broker stating as such to the
1835 Dueber Avenue, S.W.               annual meeting.
Canton, Ohio  44706-2798
Telephone: (330) 438-3000
                                      [Map inserted here ]
                                      Major routes to The Timken Company

Corporate Auditorium and Visitor's Parking

[Map inserted here]